CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 17, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-15658              47-0210602
        (State or other            (Commission File         (IRS employer
jurisdiction of incorporation)          Number)          Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                             80021
Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02 Unregistered Sales of Equity Securities.

On January 17, 2007, Level 3 Communications, Inc. (the "Company") entered into an Exchange Agreement (the "Exchange Agreement") with two affiliated institutional investors (each an "Investor" and together the "Investors") pursuant to which the Investors agreed to exchange (the "Exchange Transaction") approximately $115 million aggregate principal amount of the Company's 10% Convertible Senior Notes due 2011 (the "Notes") for a total of approximately
36.7 million shares of common stock, par value $0.01 per share ("Common Stock"), of the Company and the payment in cash of accrued and unpaid interest on the Notes to the closing date of the transaction. In addition, if within 90 days following the execution of the Exchange Agreement, the Company acquires any Notes from any person other than the Investors for a premium valued in excess of $278 per $1,000 principal amount of such additional Notes, the Company will issue to the Investors additional shares of the Company's Common Stock in the amount of the value of such excess premium.

On January 22, 2007, the Company and the Investors closed the Exchange Transaction. The shares of the Company's Common Stock issued pursuant to the Exchange Agreement are exempt from registration pursuant to Section 3(a)(9) under the Securities Act of 1933, as amended.

Item 8.01  Other Events

As previously reported on December 23, 2006, the Company and its wholly owned subsidiary, Level 3 Communications, LLC, signed a definitive agreement to acquire the Content Delivery Network ("CDN") services business of SAVVIS, Inc. ("SAVVIS"). On January 22, 2007, pursuant to the terms of the agreement, Level 3 and SAVVIS completed the transaction and Level 3 paid $132.5 million in cash to acquire certain assets, including network elements, customer contracts, and intellectual property used in SAVVIS's CDN business.

Item 9.01. Financial Statements and Exhibits

    (a)   Financial Statements of Business Acquired None

    (b)   Pro Forma Financial Information None

    (c)   Shell Company Transactions None

    (d)   Exhibits

          None

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                     Neil J. Eckstein, Senior Vice President

Date:  January 23, 2007